Pensions - Assumptions Used (Details)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Weighted average assumptions used in calculating benefit obligation:
Discount rate	4.88%	5.10%
Rate of compensation increase	0.00%	2.48%
Weighted average assumptions used in calculating net periodic benefit cost:
Discount rate	4.89%	5.12%
Expected return on plan assets	4.38%	4.31%
Rate of compensation increase	0.00%	2.55%